Nationwide Mutual Funds
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide HighMark Balanced Fund
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Large Cap Growth Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide HighMark Small Cap Core Fund
Nationwide HighMark Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated March 3, 2014
to the Statement of Additional Information dated November 29, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

1.           Under “Additional Information on Purchases and Sales – Waiver of Class A Sales Charges,” the waiver of the sales charge applicable to Class A shares found in “d)” on page 78 of the SAI is deleted and replaced with the following, effective immediately:

d)  owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

2.           All references to, and information regarding, Bailard, Inc. in Appendix C is supplemented with the following, effective immediately:

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of January 31, 2014)
Bailard, Inc.
Warren Matthew Johnson	Nationwide Bailard Technology & Science Fund	None
David H. Smith, CFA	Nationwide Bailard Technology & Science Fund	None
DESCRIPTION OF COMPENSATION STRUCTURE

Bailard, Inc. (“Bailard”)

Mr. Johnson and Mr. Smith are each paid a base salary, an “investment performance” bonus relating to the Fund each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. It is based on the relevant Fund’s return ranking relative to a dynamic subset of that Fund’s peer group: Morningstar Specialty Technology (for Nationwide Bailard Technology and Science Fund). The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. The portfolio managers listed do not managed any accounts for which the advisory fee is based on performance.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of January 31, 2014)
Bailard, Inc.

Warren Matthew Johnson	Other Accounts: 1 account, $27,224,000 total assets (1 account, $27,224,000 total assets for which the advisory fee is partially based on performance)

Other Pooled Investment Vehicles: 0 account, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David H. Smith	Mutual Funds: 0 account, $0 total assets (0 account, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 account, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE